UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: November 9, 2005 (Date of earliest event reported: November 7, 2005)
TEAM HEALTH, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Tennessee	333-80337	62-1562558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Winston Road
Suite 300
Knoxville, Tennessee 37919
(Address of Principal Executive Offices, including Zip Code)
(865) 693-1000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 8.01 Other Events.
On November 7, 2005, Team Health, Inc. issued a press release announcing that it had determined the consideration to be paid for its outstanding 9% Senior Subordinated Notes due 2012, in connection with the cash tender offer and consent solicitation for the Notes previously announced in a Form 8-K dated October 31, 2005. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
On November 8, 2005, Team Health, Inc. issued a press release announcing the results of its cash tender offer and consent solicitation for all its outstanding 9% Senior Subordinated Notes due 2012, as previously announced in a Form 8-K dated October 31, 2005. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit 99.1.	Press Release dated November 7, 2005.

Exhibit 99.2.	Press Release dated November 8, 2005.

SIGNATURE
     According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: November 9, 2005

TEAM HEALTH, INC.

By:	/s/ Robert J. Abramowski

	Name: Title:	Robert J. Abramowski Executive Vice President Finance and Administration

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 7, 2005.
99.2	Press Release dated November 8, 2005.